EXHIBIT 10.11.2

                                                  FIRST AMENDMENT TO
                                          REVOLVING CREDIT LOAN AGREEMENT

        THIS FIRST AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT (this "Amendment") is entered into as of July 31, 1993, by and among PIER 1 IMPORTS, INC., a Delaware corporation ("Pier 1"), Pier 1 Imports (U.S.), Inc., a Delaware corporation ("U.S."), PIR Trading, Inc., a Delaware corporation ("PIR") (Pier 1 U.S. and PIR being sometimes referred to herein individually as a "Borrower" and collectively as "Borrowers"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank").

        WHEREAS, Borrowers and Bank entered into that certain Revolving Loan Agreement dated August 14, 1992 (as the same is hereby amended and as the same may hereafter be amended from time to time, hereinafter referred to as the "Agreement"); and

        WHEREAS, Borrowers and Bank now desire to modify the Agreement as hereinafter provided;

        NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Borrowers and Bank covenant and agree as follows:

                                                  ARTICLE I

                                                  Definitions

        Section 1.01 Definitions. The terms used in this Amendment to the extent not otherwise defined herein shall have the same meanings as in the Agreement.

                                                  ARTICLE II

                                                  Amendments

        Section 2.01 Amendment to Definition of "Termination Date." Effective as of the date hereof, the definition of "Termination Date set forth in
Section 1.131 of the Agreement is hereby amended to read as follows:

        "1.131.          "Termination Date" shall mean September 30, 1993."

        Section 2.02 Amendment to Section 3.03 of the Agreement. Effective as of the date hereof, the reference to "July 31, 1993" set forth in Section
3.03 of the Agreement is hereby amended to read in its entirety as "September 30, 1993".

                                                  ARTICLE III

                         Representations, Warranties, Ratification
                                          and Reaffirmation

        Section 3.01 Representations and Warranties. Borrowers hereby represent and warrant that: (i) the representations and warranties contained in the Agreement and the other Loan Documents are true and correct on and as of the date hereby as though made on and as of the date hereof, (ii) no event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement of notice or lapse of time or both, and (iii) there are no claims or offsets against, or defenses or counterclaims to, the obligations of Borrowers under the Agreement or any of the other Loan Documents (including without limitation, any defenses or offsets resulting from or arising out of breach of contract or duty, the amount of interest charged, collected or received on the Note heretofore, or breach of any commitments or promises of any type).

        Section 3.02 Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect, Borrowers hereby agreeing that the Agreement and the Loan Documents are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.

        Section 3.03 Renewal Note. Contemporaneously with the execution of this Amendment, Pier 1 shall execute and deliver to Bank a Promissory Note of even date herewith (the "Renewal Note"), payable to the order of Bank in the original principal amount of $25,000,000.00 The Renewal Note shall be in the renewal, extension and modification, but not extinguishment, of the Note. Effective as of the date hereof, each reference in the Agreement and the other Loan Documents to the Note shall mean a reference to the Note as renewed, extended and modified by the Renewal Note.

                                                  ARTICLE IV

                                              Miscellaneous

        Section 4.01 Reference to Agreement. Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

        Section 4.02 Guarantors. Each of the undersigned Guarantors acknowledges and agrees to the terms and provisions of this Amendment and agrees that each Guaranty Agreement executed by such Guarantor shall not be impaired hereby and shall remain in full force and effect.

        Section 4.03 Execution in Counterparts. This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        Section 4.04 Governing Law. This Amendment has been entered into in Dallas County, Texas and shall be performable for all purposes in Dallas County, Texas. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment; and venue in any such dispute shall be laid in Dallas County, Texas.

        Section 4.05 Parties Bound. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrowers shall not assign any rights, powers, duties or obligations hereunder.

        EXECUTED as of the date first above written.

                                          BORROWERS:

                                          PIER 1 IMPORTS, INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          PIER 1 IMPORTS (U.S.), INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          PIR TRADING, INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          GUARANTORS:

                                          a) Pier 1 Guarantors:

                                          CMEI, INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          PIER 1 IMPORTS (U.S.), INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          PIR TRADING, INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          PIR TRANSPORTATION, INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          PIER 1 IMPORTS HOLDINGS, INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          b) PIR Guarantors:

                                          PIER 1 IMPORTS, INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          CMEI, INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          PIER 1 IMPORTS (U.S.), INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          PIR TRANSPORTATION, INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          PIER 1 IMPORTS HOLDINGS, INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          c) U.S. Guarantors:

                                          PIER 1 IMPORTS, INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          CMEI, INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          PIR TRADING, INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          PIR TRANSPORTATION, INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          PIER 1 IMPORTS HOLDINGS, INC.

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                          BANK:

                                          BANK ONE, TEXAS, NATIONAL ASSOCIATION

                                          By:__________________________
                                          Name:________________________
                                          Title:_______________________

                                 SECOND AMENDMENT TO
                         REVOLVING CREDIT LOAN AGREEMENT


        THIS SECOND AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT (this "Amendment") is entered into as of September 30, 1993, by and among PIER 1 IMPORTS, INC., a Delaware corporation ("Pier 1"), Pier 1 Imports (U.S.), Inc., a Delaware corporation ("U.S."), PIR Trading, Inc., a Delaware corporation ("PIR") (Pier 1, U.S. and PIR being sometimes referred to herein individually as a "Borrower" and collectively as "Borrowers"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank").

        WHEREAS, Borrowers and Bank entered into that certain Revolving Loan Agreement dated August 14, 1992 as amended by that certain First Amendment to Revolving Credit Loan Agreement dated July 31, 1993 (as the same has been and may hereafter be amended from time to time, as the "Agreement"); and

        WHEREAS, Borrowers and Bank now desire to modify the Agreement as hereinafter provided;

        NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Borrowers and Bank covenant and agree as follows:

                                 ARTICLE I

                                 Definitions

        Section 1.01 Definitions. The terms used in this Amendment to the extent not otherwise defined herein shall have the same meanings as in the Agreement.


                                 ARTICLE II

                                 Amendments

        Section 2.01 Amendment to Definition of "Termination Date". Effective as of the date hereof, the definition of "Termination Date" set forth in
Section 1.131 of the Agreement is hereby amended to read as follows:

                 "1.131. "Termination Date" shall mean January 30, 1994".

        Section 2.02 Amendment to Section 3.03 of the Agreement. Effective as of the date hereof, the reference to "September 30, 1993" set forth in
Section 3.03 of the Agreement is hereby amended to read in its entirety as "January 30, 1994".

        Section 2.03 Deletion of Certain Sections. Effective as of the date hereof, the following sections of the Agreement are hereby deleted in their entirety: 1.18, 1.19, 1.20, 1.30, 1.31, 1.33, 1.36, 1.40, 1.48, 1.60, 1.62,
1.71, and 1.110.

        Section 2.04 Addition of New Definitions. Effective as of the date hereof, the following definitions are hereby added to Article I of the Agreement in alphabetical order:

        "1.18. "Capital Lease Obligation" shall mean any rental obligation which, under GAAP, is or will be required to be capitalized on the books of the Borrower or any Subsidiary, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

        1.19. "Cash & Equivalents" shall mean any investments permitted under
(i), (ii), (iii) or (iv) of the definition of Restricted Investments and cash.

        1.20. "Cash Flow Available for Fixed Charges" shall mean the sum of Consolidated Net Income plus depreciation and amortization plus interest expense plus taxes plus operating lease expense, as determined in accordance with GAAP, less Maintenance Capital Expenditures for the Borrower on a Consolidated basis.

        1.30."Consolidated Current Assets" shall mean the current assets of the Borrower and its Subsidiaries as determined on a Consolidated basis in accordance with GAAP.

        1.31. "Consolidated Current Liabilities" shall mean the current liabilities of the Borrower and its Subsidiaries as determined on a Consolidated basis in accordance with GAAP.

        1.33. "Consolidated Net Income" shall mean (i) for purposes of calculating Cash Flow Available for Fixed Charges, Consolidated gross revenues of the Borrower less all operating and non-operating expenses of Borrower, including all write-downs of assets and other charges of a proper character (including, without limitation, current and deferred taxes on income, provision for taxes on unremitted foreign earnings which are included in gross revenues, and current additions to reserves), but not including in gross revenues any gains (net of expenses and taxes applicable thereto) in excess of losses resulting from the sale, conversion or other disposition of capital assets (i.e., assets other than current assets), any gains or losses arising from the acquisition of outstanding debt securities of the Borrower or any Subsidiary, and gains resulting from the write-up of assets, any equity of the Borrower or any Subsidiary in the undistributed earnings of any Person which is not a Subsidiary, or any portion of the net.

        1.34A. "Consolidated Net Worth" shall mean the sum of the Consolidated capital, surplus and retained earnings of the Borrower determined in accordance with GAAP.

        1.36. "Consolidated Tangible Net Worth" shall mean the sum of the Consolidated capital, surplus and retained earnings of the Borrower less Intangible Assets of the Borrower, determined in accordance with GAAP.

        1.40."Debt" shall mean with respect to any Person, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) all obligations under leases which shall have been or should be, in accordance with GAAP, recorded as Capitalized Lease Obligations in respect of which such Person is liable as lessee, and (iii) any other indebtedness required to be recorded on the Consolidated financial statements of such Person in accordance with GAAP. Any changes in GAAP requiring operating leases to be included as-indebtedness in the Consolidated financial statements of the Borrower will be effective, for purposes of determining Debt hereunder, only for leases entered into or renewed after the date of the required implementation of such changes in GAAP.

        1.48 "Fixed Charges" shall mean the sum of interest expense and payments under operating leases, as determined in accordance with GAAP, for the Borrower and its Subsidiaries on a consolidated basis.

        1.60. "Intangible Assets" shall mean goodwill, patents, tradenames, trademarks, copyrights, franchises, experimental expense, organizational expense, unamortized debt discount and expense, the excess of cost of shares acquired over book value of related assets and such other assets as are properly classified as "intangible assets" in accordance with GAAP, but in no event shall Intangible Assets include (i) current prepaid expenses of the Borrower or its Subsidiaries or (ii) receivables of any kind of the Borrower or its Subsidiaries.

        1.62. "Investment" shall mean any direct or indirect purchase or other acquisition of, or a beneficial interest in, capital stock or other securities of any other Person, or any direct or indirect loan, advance
(other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution to or investment in any other Person, including without limitation the incurrence or sufferance of Debt or accounts receivable of any other Person which are not current assets or do not arise from sales to that other Person in the ordinary course of business.

        1.71. "Maintenance Capital Expenditures" shall mean, for any fiscal quarter, an amount equal to the greater of (i) the product of $4,500.00 times the average number of retail stores of the Borrower on a Consolidated basis open during the four immediately preceding fiscal quarters and (ii) actual capital expenditures incurred by the Borrower on a Consolidated basis during such fiscal quarter for the maintenance and improvement of its retail stores (other than capital expenditures incurred in connection with new store openings).

        1.110 "Restricted Investments" shall mean any investments in or loans and advances to, other Persons except (i) obligations of the United States government due within one (l) year, (ii) certificates of deposit (including Eurodollar deposits) and bankers' acceptances (from commercial banks having capital and surplus in excess of $100 million) due within one (1) year and payable in U.S. dollars, (iii) commercial paper rated P-l by Moody's or A-l by Standard & Poor's, (iv) debt of any state or political subdivision that is rated A or better by Moody's or Standard & Poor's and that matures within one
(1) year, (v) stock or securities received in settlement of debts owing to the Borrower or any Subsidiary not exceeding $5,000,000.00, including receivables arising from the sale of goods and services in the ordinary course of business of the Borrower and its Subsidiaries, (vi) not more than 1,940,000 shares of the common stock of General Host Corporation, a New York corporation, plus any additional shares which are received as a result of stock dividends, stock split or combination of shares, recapitalization, reclassification, merger or similar capital or corporate structure change,
(vii) any loans or guaranties made by the Borrower or any of its Subsidiaries to or for the benefit of Sunbelt or any of its Subsidiaries not exceeding an aggregate principal amount of $12,000,000 at any one time outstanding, (viii) any loan participation program(s) for a period not to exceed seven (7) days with credit risk to companies with long-term debt rating by Standard & Poor's or Moody's of not less than single A, (ix) any loans or guaranties made by the Borrower or any of its Subsidiaries to or for the benefit of Pier Retail Group Limited, a company organized under the laws of the United Kingdom, not exceeding an aggregate principal amount of $6,500,000 at any one time outstanding, and (x) any stock or securities of Sunbelt which the Borrower or any of its Subsidiaries acquires through the exercise of its remedies with respect to any lien or security interest held by Borrower or any of its Subsidiaries on such stock or securities."

        Section 2.05 Amendment to Article VIII. Effective as of the date hereof, Sections 8.01, 8.02, 8.03, 8.04(b), 8.04(e) and Section 8.05 are
hereby amended in their respective entirety to read as follows:

        "8.01. Current Ratio. Permit the ratio of its Consolidated Current Assets to its Consolidated Current Liabilities at any time thereafter to be less than 2.0:1."

        "8.02. Consolidated Tangible Net Worth. Permit its Consolidated Tangible Net Worth at any time to be less than $180,000,000."

        "8.03." Limitation on Dividends, Acquisition of Stock and Restricted Investments. Declare any dividend on any class of its stock (other than stock dividends) or any other distribution on account of any class of its stock (other than dividends or distributions payable solely in shares of its stock) which is payable more than 60 days after the date such declaration is made, unless, at the time of such declaration, such dividend complied with this
Section 8.03. Borrower covenants that it will not, and will not permit any of its Subsidiaries to, pay or declare any dividend on any class of its stock (other than stock dividends) or make any other distribution on account of any class of its stock (other than dividends or distributions payable solely in shares of its stock) or redeem, purchase or otherwise acquire, directly or indirectly, any shares of its stock, or make any Restricted Investments (all of the foregoing being herein called "Restricted Payments") if the aggregate amount of all such Restricted Payments, from and after February 27, 1993 shall exceed forty million dollars ($40,000,000). Notwithstanding the foregoing, no Restricted Payments shall be made unless, after giving effect thereto, no Event of Default shall have occurred and be continuing. There shall not be included in the limitation on Restricted Payments any dividends paid by any Subsidiary of Borrower (a) to its corporate parent which is also a Subsidiary of the Borrower, or (b) to a Borrower.

        8.04 "(b)Debt to Consolidated Net Worth - Permit the ratio of its total Debt to its Consolidated Net Worth to exceed 1.6 to 1.0."

        8.04"(e)Maintenance of Fixed Charge Coverage - Permit the ratio of Cash Flow Available for Fixed Charges to Fixed Charges, to be determined on the last day of each fiscal quarter for the preceding 12 months, to be less than
1.25 to 1.0 for each of the fiscal quarters ending during the period from the date of this Loan Agreement and for each fiscal quarter ending thereafter."

        "8.05 Investments. Make or permit any of its Subsidiaries to make any Investment, except (i) purchases of majority of the outstanding stock of any corporation, (ii) Investments in Borrower, any of its Subsidiaries, or any Person that is wholly-owned by Borrower and/or its Subsidiaries, not to exceed in the aggregate twenty-five million dollars ($25,000,000) (iii) Investments in Cash Equivalents or readily marketable securities having a quoted market value, (iv) Investments in Persons to the extent permitted by
Section 8.03 hereof, (v) Investments in any partnership, corporation or joint venture the sole purposes of which is to obtain land and improvements used in the ordinary course of business of Borrower or any of its Subsidiaries, which Investments under this subsection (v) shall not exceed $75,000,000 in the aggregate, (vi) loans or advances to employees in the ordinary course of business that do not exceed $5,000,000 in the aggregate, (vii) any loans or guaranties made by Borrower or any of its Subsidiaries to or for the benefit of Sunbelt or any of its Subsidiaries not exceeding an aggregate principal amount of $12,000,000 at any one time outstanding, (viii) any loans or guaranties made by Borrower or any of its Subsidiaries to or for the benefit of Pier Retail Group Limited not exceeding an aggregate principal amount of $6,500,000 at any one time outstanding, (ix) any stock or securities of Sunbelt which Borrower or any of its Subsidiaries acquires through foreclosure of any lien or security interest held by Borrower or any of its Subsidiaries on such stock or securities, and (x) loan participation programs for a period not to exceed seven days with credit risk to companies with long-term debt rating by Standard & Poor's or Moody's of not less than single A."

                                 ARTICLE III

                 Representations, Warranties, Ratification and Reaffirmation

        Section 3.01 Representations and Warranties. Borrowers hereby represent and warrant that: (i) the representations and warranties contained in the Agreement and the other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (ii) no event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement of notice or lapse of time or both, and (iii) there are no claims or offsets against, or defenses or counterclaims to, the obligations of Borrowers under the Agreement or any of the other Loan Documents (including without limitation, any defenses or offsets resulting from or arising out of breach of contract or duty, the amount of interest charged, collected or received on the Note heretofore, or breach of any commitments or promises of any type).

        Section 3.02 Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect, Borrowers hereby agreeing that the Agreement and the Loan Documents are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.

        Section 3.03 Renewal Note. Contemporaneously with the execution of this Amendment, Pier 1 shall execute and deliver to Bank a Promissory Note of even date herewith (the "Renewal Note"), payable to the order of Bank in the original principal amount of $25,000,000.00. The Renewal Note shall be in renewal, extension and modification, but not extinguishment, of the Note. Effective as of the date hereof, each reference in the Agreement and the other Loan Documents to the Note shall mean a reference to the Note as renewed, extended and modified by the Renewal Note.

        Section 3.04 New Guarantor. Effective as of the date hereof, Pier 1 Assets, Inc., a Delaware corporation ("Assets") shall become a Pier Guarantor, a PIR Guarantor and a U.S. Guarantor under the Agreement for all purposes. Borrowers shall cause Assets to execute and deliver a guaranty agreement in form and substance satisfactory to Bank, and such guaranty agreement shall constitute a Pier 1 Guaranty Agreement, a U.S. Guaranty Agreement and a PIR Guaranty Agreement for all purposes.

                                 ARTICLE IV

                                 Miscellaneous

        Section 4.01 Reference to Agreement. Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

        Section 4.02 Guarantors. Each of the undersigned Guarantors acknowledges and agrees to the terms and provisions of this Amendment and agrees that each Guaranty Agreement executed by such Guarantor shall not be impaired hereby and shall remain in full force and effect.

        Section 4.03 Execution in Counterparts. This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        Section 4.04 Governing Law. This Amendment has been entered into in Dallas County, Texas and shall be performable for all purposes in Dallas County, Texas. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment; and venue in any such dispute shall be laid in Dallas County, Texas.

        Section 4.05 Parties Bound. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrowers shall not assign any rights, powers, duties or obligations hereunder.

        EXECUTED as of the date first above written.

                                          BORROWERS:

                                          PIER 1 IMPORTS, INC .

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          PIER 1 IMPORTS (U.S.), INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          PIR TRADING, INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          GUARANTORS:

                                          a) Pier 1 Guarantors:

                                          PIER 1 LICENSING, INC., a
                                          Delaware corporation as successor
                                          in interest by merger to CMEI, Inc.
                                          and PIER 1 IMPORTS HOLDING, INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          PIER 1 IMPORTS (U.S.), INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          PIR TRADING, INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          PIER LEASE, INC. F/K/A PIR
                                          TRANSPORTATION, INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          PIER 1 ASSETS, INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          b) PIR Guarantors:

                                          PIER 1 IMPORTS, INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          PIER 1 LICENSING, INC., a Delaware
                                          corporation as successor in interest
                                          by merger to CMEI, Inc. and PIER 1
                                          IMPORTS HOLDING, INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          PIER 1 IMPORTS (U.S.), INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          PIER LEASE, INC. F/K/A PIR
                                          TRANSPORTATION, INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          PIER 1 ASSETS, INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          c) U.S. Guarantors:

                                          PIER 1 IMPORTS, INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          PIER 1 LICENSING, INC., a Delaware
                                          corporation as successor in interest
                                          by merger to CMEI, Inc. and PIER 1
                                          IMPORTS HOLDING, INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          PIR TRADING, INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          PIER LEASE, INC. F/K/A PIR
                                          TRANSPORTATION, INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          PIER 1 ASSETS, INC.

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                                          BANK:

                                          BANK ONE, TEXAS, NATIONAL ASSOCIATION

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________

                             THIRD AMENDMENT TO
                         REVOLVING CREDIT LOAN AGREEMENT


        This THIRD AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT (this "Amendment") is entered into as of January 30, 1994, by and among PIER 1 IMPORTS, INC., a Delaware corporation ("Pier 1"), Pier 1 Imports (U.S.), Inc., a Delaware corporation ("U.S."), PIR Trading, Inc., a Delaware corporation ("PIR") (Pier 1, U.S. and PIR being sometimes referred to herein individually as a "Borrower" and collectively as "Borrowers"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank").

        WHEREAS, Borrowers and Bank entered into that certain Revolving Credit Loan Agreement dated August 14, 1992 as amended by that certain First Amendment to Revolving Credit Loan Agreement dated July 31, 1993, and by that certain Second Amendment To Revolving Credit Loan Agreement (the "Second Amendment") dated September 30, 1993 (together the "Agreement") relating to credit facilities extended by Bank to Borrowers in the aggregate amount of $35,000,000.00; and

        WHEREAS, Pier 1 and Bank entered into that certain Amended and Restated Loan Agreement dated as of June 4, 1992, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated August 1, 1992, that certain Second Amendment to Amended and Restated Loan Agreement dated August
1, 1993, and that certain Third Amendment to Amended and Restated Loan Agreement dated October 1, 1993 (together the "Restated Agreement") relating to a credit facility extended by Bank to Pier 1 in the principal amount of $16,000,000.00; and

        WHEREAS, Borrowers and Bank now desire to modify the Agreement, consolidate the credit facility governed by the Restated Agreement into an extension and modification of the credit facilities governed by the Agreement, and reduce the total of the consolidated credit facilities to $50,000,000.00 as hereinafter provided;

        NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Borrowers and Bank covenant and agree as follows:

                                 ARTICLE I

                                 Definitions

        Section 1.01. Definitions. Except as expressly provided herein to the contrary, the terms used in this Amendment, to the extent not otherwise defined herein. shall have the same meanings as in the Agreement.

                                 ARTICLE II

                                 Amendments

        Section 2.01. Agreement Amendments. Effective as of the date hereof, the Agreement is hereby amended as follows:

(a)     Section 1.27 is amended to read as follows:

        "1.27 "Committed Sum" shall mean $50,000,000.00."

(b)     Section 1.131 is amended to read as follows:

        "1.131.  "Termination Date" shall mean August 30, 1994."

(c) Section 3.01 is amended to provide that the Revolving Credit Note shall be in the amount of $50,000,000.00.

(d) Section 3.03 is amended to change the reference to "January 30, 1994" to "August 30, 1994".

(e) Section 2.03 is amended to provide that issuance of Commercial Letters of Credit shall not be limited by "the Commercial Letter of Credit Limit less the aggregate amount of all Letter of Credit Disbursements to the extent not reimbursed by PIR or U.S.", but rather shall be limited only by application of the Borrowing Limit.

(f) Section 2.05 is amended to provide that issuance of Standby Letters of Credit shall not be limited by "the Standby Letters of Credit Limit less the aggregate amount of all Letter of Credit Disbursements to the extent not reimbursed by PIR or U.S.", but rather shall be limited only by application of the Borrowing Limit.

(g) Section 2.07 is amended to provide that acceptance of Time Drafts shall not be limited by "the Banker's Acceptance Limit less the aggregate amount of all Letter of Credit Disbursements to the extent not reimbursed by PIR or U.S.", but rather shall be limited only by application of the Borrowing
Limit.

(h) The second sentence in Section 2.02 is amended to provide in its entirety as follows: "Pier 1 shall furnish to Bank the Request for Borrowing not later than 11:00 a.m. on the requested Negotiated Borrowing date (which must be a Business Day) and prior to noon Fort Worth, Texas time on the requested borrowing date (which must be a Business Day) for a Floating Prime Borrowing."

                                 ARTICLE III

                                 Modification

        Section 3.01. Consolidation and Renewal. As of this date, the unpaid principal balance of the Revolving Credit Promissory Note which evidences the credit facility governed by the Restated Agreement, is $_________________. Contemporaneously with the execution of this Amendment, Pier 1 shall execute and deliver to Bank a Promissory Note (the "New Note") of even date herewith, payable to the order of Bank, in the stated principal amount of $50,000,000.00. The New Note shall include, inter alia, the renewal of the unpaid principal balance, as of this date, of the above Revolving Credit Promissory Note and the $_____________ unpaid principal balance of the Renewal Note as defined in the Second Amendment. The New Note shall be governed exclusively by the Agreement, as hereby amended.


                                 ARTICLE IV

        Representations, Warranties, Ratification and Reaffirmation

        Section 4.01. Representations and Warranties. Borrowers hereby represent and warrant that: (i) the representations and warranties contained in the Agreement and the other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (ii) no event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement of notice or lapse of time or both, and (iii) there are no claims or offsets against, or defenses or counterclaims to, the obligations of Borrowers under the Agreement or any of the other Loan Documents (including without limitation, any defenses or offsets resulting from or arising out of breach of contract or duty, the amount of interest charged, collected or received on the Note heretofore, or breach of any commitments or promises of any type).

        Section 4.02. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect, Borrowers hereby agreeing that the Agreement and the Loan Documents are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.

        Section 4.03. Note. Effective as of the date hereof, each reference in the Agreement and the other Loan Documents to the Note shall mean a reference to the Note as renewed, extended and modified by the New Note.


                                 ARTICLE V

                                 Miscellaneous

        Section 5.01. Reference to Agreement. Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

        Section 5.02. Guarantors. Contemporaneously with the execution of this Amendment, Borrowers will cause each of the Guarantors to respectively execute new Guaranty Agreements in form and substance as required by Bank.

        Section 5.03. Execution in Counterparts. This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        Section 5.04. Governing Law. This Amendment has been entered into in Dallas County, Texas and shall be performable for all purposes in Dallas County, Texas. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment; and venue in any such dispute shall be laid in Dallas County, Texas.

        Section 5.05. Parties Bound. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrowers shall not assign any rights, powers, duties or obligations hereunder.

 EXECUTED as of the date first above written.

                                 BORROWERS:

                                 PIER 1 IMPORTS, INC.


                                 By:________________________
                                 Name:______________________
                                 Title:_____________________

                                 PIER 1 IMPORTS (U.S.), INC.


                                 By:________________________
                                 Name:______________________
                                 Title:_____________________

                                 PIR TRADING, INC.


                                 By:________________________
                                 Name:______________________
                                 Title:_____________________

                                 BANK:

                                 BANK ONE, TEXAS, NATIONAL ASSOCIATION

                                 By:________________________
                                 Name:______________________
                                 Title:_____________________